Pension and Postretirement Benefit Plans, Changes in Fair Value of Guaranteed Deposit Account (Details) - Guaranteed Deposit Account [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Change in Fair Value of Guaranteed Deposit Account [Roll Forward]
Balance at beginning of year	$ 1,824	$ 2,265
Total Gains (Losses), Realized/Unrealized [Abstract]
Return on plan assets	32	45
Purchases, sales, and settlements, net	(1,856)	(486)
Balance at end of the year	$ 0	$ 1,824